UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800

Houston, TX 77027

(Address of principal executive offices) (Zip code)

John A. Blaisdell, Principal Executive Officer Salient MF Trust 4265 San Felipe, Suite 800 Houston, TX 77027 (Name and address of agent for service)	With a Copy To: George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: (713) 993-4001

Date of fiscal year end: December 31

Date of reporting period: September 30, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 – Schedule of Investments.

The Schedule of Investment of the following series of the registrant are included herewith: Salient Adaptive Growth Fund, Salient MLP & Energy Infrastructure Fund, Salient Tactical Plus Fund, and Salient Trend Fund.

Consolidated Schedule of Investments (Note 2) (Unaudited)

Salient Adaptive Growth Fund

September 30, 2017

Value
Purchased Swaptions (Cost $9,117,040)	$9,670,752
Total Investments-19.2%(Cost $9,117,040)	9,670,752
Other Assets and Liabilities(a)-80.8%	40,630,969
Total Net Assets-100.0%	$50,301,721

(a) Includes cash which is being held as collateral for futures contracts.

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

See accompanying Notes to Schedules of Investments

Futures Contracts Purchased:

		Expiration	Notional	Value and Unrealized
Description	Contracts	Date	Value	Gain/(Loss)
10 Year Australia Treasury Bond	86	December 2017	$8,570,046	$(107,554)
10 Year Canada Bond	94	December 2017	10,192,907	(194,980)
10 Year Japan Government Bond	2	December 2017	2,672,295	(6,762)
10 Year Korea Bond	15	December 2017	1,608,897	(16,548)
10 Year U.S. Treasury Note	48	December 2017	6,015,000	(68,733)
Aluminum*	26	November 2017	1,357,850	(11,337)
Amsterdam Exchanges Index	25	October 2017	3,172,813	51,648
ASX SPI 200 Index	13	December 2017	1,444,944	(6,185)
CAC 40 10 Euro	27	October 2017	1,699,757	36,455
Copper*	55	December 2017	4,063,125	77,221
Corn*	23	December 2017	408,537	(11,982)
Cotton No.2*	13	December 2017	444,925	(10,382)
E-Mini S&P® 500	53	December 2017	6,667,665	58,071
E-Mini S&P® Midcap 400	18	December 2017	3,232,260	81,053
Euro-Bund	28	December 2017	5,328,341	(45,519)
Euro-OAT	12	December 2017	2,200,321	(16,623)
FTSE 100 Index	33	December 2017	3,241,105	(5,774)
FTSE/JSE Top 40 Index	24	December 2017	888,773	(3,296)
FTSE/MIB Index	6	December 2017	802,464	18,235
Gasoline RBOB*	35	November 2017	2,338,770	15,643
Gold 100 Oz*	43	December 2017	5,524,640	(10,928)
Hang Seng China Enterprises Index	33	October 2017	2,303,613	(15,721)
Hang Seng Index	9	October 2017	1,585,047	(25)
IBEX 35 Index	18	October 2017	2,197,840	(2,833)
KOSPI 200 Index	54	December 2017	3,744,074	69,183
Lead*	4	November 2017	249,100	11,820
Lean Hogs*	23	December 2017	551,540	11,313
Live Cattle*	32	December 2017	1,475,200	71,321
Long Gilt	139	December 2017	23,073,893	(581,786)
Low Sulfur Gas Oil*	43	November 2017	2,331,675	142,947
MSCI Taiwan Stock Index	62	October 2017	2,385,140	(2,270)
Natural Gas*	26	November 2017	781,820	(17,911)
Nickel*	8	November 2017	502,008	(50,254)
NY Harbour ULSD*	27	November 2017	2,052,540	29,691
OMXS 30 Index	18	October 2017	361,717	13,647
Russell 2000 Mini Index	39	December 2017	2,911,350	135,736
S&P/Toronto Stock Exchange 60 Index	13	December 2017	1,914,342	80,036
SGX MSCI Singapore Index	27	October 2017	716,079	3,706
SGX Nifty 50 Index	75	October 2017	1,470,450	(18,792)
Silver*	8	December 2017	667,040	(12,830)
Soybean*	1	November 2017	48,413	(2,856)
Soybean Oil*	12	December 2017	236,304	(12,169)
Tokyo Price Index	2	December 2017	297,712	19,407
Wheat*	18	December 2017	403,425	(13,368)
Zinc*	10	November 2017	792,063	7,082

			$124,927,820	$(313,203)

See accompanying Notes to Schedules of Investments

Futures Contracts Sold:
Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Gain/(Loss)
Brent Crude*	13	December 2017	$738,270	$(423)
Cocoa*	6	December 2017	122,580	(4,954)
Coffee ‘C’*	5	December 2017	240,094	20,834
Soybean Meal*	7	December 2017	221,060	(8,402)
Sugar#11*	13	March 2018	205,296	9,332
WTI Crude Oil*	69	November 2017	3,565,230	(192,216)

			$5,092,530	$(175,829)

* All or a portion of these investments are held by Salient Adaptive Growth Offshore Fund Ltd. (the “Adaptive Growth Subsidiary”).

Equity Swap Agreements - Long Positions:
Counterparty	Floating Rate Index^	Fixed Rate	Maturity Date	Notional Value	Unrealized Gain/(Loss)
Goldman Sachs International	Sao Paulo Stock Exchange Index (Bovespa)	N/A*	10/19/2017	$1,672,781	$74,938

^ Fund pays or receives a payment based on the change in market appreciation/depreciation of the listed floating rate index and such payment is settled when the positions are fully, and/or partially closed.

* Fund pays an upfront commission of 0.07% of the notional value when entering into equity swap agreement.

Over-The-Counter Purchased Swaptions:
Description	Counterparty	Put/Call	Exercise Price/Rate	Expiration Date	Notional Value (Local Currency)	Premium	Value	Unrealized Appreciation (Depreciation)
The Markit CDX North America High Yield Index	Goldman Sachs International	Call	$80^	10/18/2017	$8,000,000	$2,099,500	$2,192,504	$93,004
The Market CDX North America Investment Grade Index	Goldman Sachs International	Call	2.5%^^	10/18/2017	$29,000,000	2,289,188	2,390,006	100,818
The Markit i’Traxx Europe Index	Goldman Sachs International	Call	2.5%^^	10/18/2017	€26,000,000	2,546,586	2,720,968	174,382
The Markit i’Traxx Europe Crossover Index	Goldman Sachs International	Call	10.0%^^	10/18/2017	€7,000,000	2,181,766	2,367,274	185,508

						$9,117,040	$9,670,752	$553,712

^ Indicates Exercise Price.

^^ Indicates Exercise Rate.

Forward Foreign Currency Exchange Contracts:
Type of Contract	Counterparty	Settlement Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Currency Sold:
Euro	Goldman Sachs International	10/19/2017	4,100,000	$4,762,323	$4,850,046	$(87,723)

				$4,762,323	$4,850,046	$(87,723)

See accompanying Notes to Schedules of Investments

Allocation of Portfolio Holdings:	Notional Value	Percent of Total Derivative Exposure
Risk Exposure
Commodity Risk	$29,321,504	13.8%

Credit Risk	75,286,600	35.6%

Equity Risk	44,910,246	21.2%

Foreign Exchange Risk	4,850,046	2.3%

Interest Rate Risk	57,461,380	27.1%

Total	$211,829,777	100.0%

See accompanying Notes to Schedules of Investments

Schedule of Investments (Note 2) (Unaudited)

Salient MLP & Energy Infrastructure Fund

September 30, 2017

	Shares	Value
Master Limited Partnerships and Related Companies-99.4%

Gathering & Processing-15.6%
United States-15.6%
Antero Midstream GP LP(a)	1,000,000	$20,470,000
Antero Midstream Partners LP(a)	739,466	23,315,363
EnLink Midstream LLC	3,816,609	65,836,505
Rice Midstream Partners LP(a)	705,432	14,771,746
Targa Resources Corp.	1,621,726	76,707,640
Western Gas Equity Partners LP(a)	521,276	21,466,146
Western Gas Partners LP(a)	70,600	3,620,368

		226,187,768

Liquids Transportation & Storage-27.5%
Canada-6.5%
Enbridge, Inc.	1,501,246	62,812,133
TransCanada Corp.	621,740	30,732,608

		93,544,741

United States-21.0%
Andeavor Logistics LP(a)	287,326	14,383,540
Enbridge Energy Management LLC(a)(b)(c)	4,467,536	69,068,107
Genesis Energy LP(a)	895,026	23,583,935
Marathon Petroleum Corp.	387,237	21,716,251
MPLX LP(a)	752,481	26,344,360
NGL Energy Partners LP(a)	710,869	8,210,537
Phillips 66 Partners LP(a)	200,086	10,516,520
Plains GP Holdings LP(a)(d)	2,660,066	58,175,643
SemGroup Corp.	1,721,971	49,506,666
Shell Midstream Partners LP(a)	828,110	23,054,582

		304,560,141

Marine Midstream-1.9%
Republic of the Marshall Islands-1.9%
Golar LNG Partners LP(d)	1,169,390	27,164,930

Natural Gas Pipelines & Storage-42.1%
Canada-2.0%
Pembina Pipeline Corp.	388,872	13,649,407
Veresen, Inc.	1,017,000	15,258,057

		28,907,464

United States-40.1%
Energy Transfer Equity LP(a)	1,336,828	23,234,071
Energy Transfer Partners LP(a)	2,859,840	52,306,473
Enterprise Products Partners LP(a)	1,910,723	49,812,549
EQT Midstream Partners LP(a)	151,451	11,354,281
Kinder Morgan, Inc.	5,219,309	100,106,347
ONEOK, Inc.(d)	1,891,880	104,829,071
Tallgrass Energy GP LP(a)	3,368,076	95,148,147
Tallgrass Energy Partners LP(a)	502,607	24,069,849
Williams Cos., Inc.	4,021,647	120,689,626

		581,550,414

See accompanying Notes to Schedules of Investments.

Other Energy & Infrastructure-10.3%
Great Britain-1.1%
BP PLC(d)	404,121	15,530,370
United States-9.2%
Macquarie Infrastructure Corp.	1,016,218	73,350,615
NextEra Energy Partners LP(a)	769,490	31,002,752
NRG Yield, Inc., Class A(a)	740,142	14,040,494
NRG Yield, Inc., Class C(a)	783,715	15,125,699

		133,519,560

Refined Products-2.0%
United States-2.0%
Magellan Midstream Partners LP(a)	404,179	28,720,960

Total Master Limited Partnerships and Related Companies
(Cost $1,456,015,772)		1,439,686,348

Convertible Preferred Stocks-0.3%

Natural Gas Pipelines & Storage-0.3%
United States-0.3%
Kinder Morgan, Inc., Series A, 9.75%	123,212	5,242,671

Total Convertible Preferred Stocks
(Cost $6,033,482)		5,242,671

Total Investments-99.7% (Cost $1,462,049,254)		1,444,929,019
Other Assets and Liabilities-0.3%		3,896,039

Total Net Assets-100.0%		$1,448,825,058

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	Non-income producing security.

(b)	Distributions are paid-in-kind.

(c)	Affiliated company. See note 4 for more information.

(d)	All or a portion of this security is held as collateral for the written call options. As of September 30, 2017, the total fair value of securities held as collateral for the written call options is $117,694,769.

See accompanying Notes to Schedules of Investments.

Written Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation (Depreciation)
BP PLC	Morgan Stanley	$36	10/20/2017	800	$3,074,400	$(198,400)	$(165,922)
BP PLC	Morgan Stanley	$37	10/20/2017	800	3,074,400	(124,400)	(113,834)
Golar LNG Partners LP	Morgan Stanley	$23	10/20/2017	11,693	27,162,839	(993,905)	(593,447)
ONEOK, Inc.	Morgan Stanley	$58	10/20/2017	3,372	18,684,252	(75,870)	273,354
ONEOK, Inc.	Morgan Stanley	$60	10/20/2017	1,358	7,524,678	(6,790)	47,608
Plains GP Holdings LP	Morgan Stanley	$22	10/20/2017	21,215	46,397,205	(954,675)	1,670
Plains GP Holdings LP	Morgan Stanley	$23	10/20/2017	5,385	11,776,995	(94,238)	89,970

					$117,694,769	$(2,448,278)	$(460,601)

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of September 30, 2017:

	Value	% of Total Investments
United States	$1,279,781,514	88.5%
Canada	122,452,205	8.5%
Republic of the Marshall Islands	27,164,930	1.9%
Great Britain	15,530,370	1.1%

	$1,444,929,019	100.0%

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following industries as of September 30, 2017:

	Value	% of Total Investments
Natural Gas Pipelines & Storage	$615,700,549	42.6%

Liquids Transportation & Storage	398,104,882	27.5%

Gathering & Processing	226,187,768	15.7%

Other Energy & Infrastructure	149,049,930	10.3%

Refined Products	28,720,960	2.0%

Marine Midstream	27,164,930	1.9%

	$1,444,929,019	100.0%

See accompanying Notes to Schedules of Investments.

Schedule of Investments (Note 2) (Unaudited)

Salient Tactical Plus Fund

September 30, 2017

	Contracts/Shares	Value
Exchange-Traded Funds-19.8%
United States-19.8%
Financial Select Sector SPDR® Fund	111,755	$2,889,984
iShares® TIPS Bond ETF	24,583	2,792,137

		5,682,121

Total Exchange-Traded Funds
(Cost $5,674,417)		5,682,121

Purchased Put Options-0.1%
S&P 500® Index(a)	79	36,538

Total Purchased Put Options
(Cost $36,716)		36,538

Money Market Fund-73.5%
United States- 73.5%
Fidelity Prime Money Market Portfolio, 0.93%(b)	21,154,185	21,154,185

Total Money Market Fund
(Cost $21,154,185)		21,154,185

Total Investments-93.4% (Cost $26,865,318)		26,872,844

Other Assets and Liabilities(c)-6.6%		1,909,621

Total Net Assets-100.0%		$28,782,465

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	Security is being held as collateral for written options.

(b)	The rate shown is the 7-day effective as of September 30, 2017.

(c)	Includes cash which is being held as collateral for futures contracts.

Purchased Put Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation (Depreciation)
S&P 500® Index	Citigroup	$2,465	10/31/2017	79	$9,938,200	$ 36,538	$ (178)

					$9,938,200	$ 36,538	$ (178)

Written Put Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation (Depreciation)
S&P 500® Index	Citigroup	$2,365	10/31/2017	79	$9,938,200	$ (11,850)	$ (375)

					$9,938,200	$ (11,850)	$ (375)

See accompanying Notes to Schedules of Investments.

Futures Contracts Purchased:

		Expiration	Notional	Value and Unrealized
Description	Contracts	Date	Value	Gain/(Loss)
E-Mini NASDAQ 100	30	December 2017	$3,589,500	$(388)
E-Mini S&P® 500	171	December 2017	21,512,655	111,493
Russell 2000 Mini Index	48	December 2017	3,582,960	(305)

			$28,685,115	$110,800

Futures Contracts Sold:

		Expiration	Notional	Value and Unrealized
Description	Contracts	Date	Value	Gain/(Loss)
E-Mini S&P® 500 Utilities Sector	80	December 2017	$4,268,000	$79,830

			$4,268,000	$79,830

Salient Tactical Plus Fund invested in the following asset categories as of September 30, 2017:

	Value	% of Total Investments
Money Market Fund	$21,154,185	78.7%
Exchange-Traded Funds	5,682,121	21.2%
Purchased Put Option	36,538	0.1%

	$26,872,844	100.0%

Salient Tactical Plus Fund invested in securities with exposure to the following countries as of September 30, 2017:

	Value	% of Total Investments
United States	$26,872,844	100.0%

	$26,872,844	100.0%

See accompanying Notes to Schedules of Investments.

Consolidated Schedule of Investments (Note 2) (Unaudited)

Salient Trend Fund

September 30, 2017

Other Assets and Liabilities(a)-100.0%	$23,055,685

Total Net Assets-100.0%	$23,055,685

(a) Includes cash which is being held as collateral for futures and swap contracts.

Futures Contracts Purchased:

		Expiration	Notional	Value and Unrealized
Description	Contracts	Date	Value	Gain/(Loss)
Aluminum*	40	November 2017	$2,089,000	$(16,023)
Amsterdam Exchanges Index	13	October 2017	1,649,863	26,526
ASX SPI 200 Index	9	December 2017	1,000,346	(4,282)
CAC 40 10 Euro	16	October 2017	1,007,263	20,931
Copper*	18	December 2017	1,329,750	(12,369)
Cotton No.2*	35	December 2017	1,197,875	(69,442)
E-Mini NASDAQ 100	22	December 2017	2,632,300	(9,616)
E-Mini S&P® 500	3	December 2017	377,415	3,578
E-Mini S&P® Midcap 400	2	December 2017	359,140	6,416
Euro-Bund	19	December 2017	3,615,660	(3,940)
FTSE 100 Index	14	December 2017	1,375,014	(3,783)
FTSE China A50 Index	161	October 2017	1,932,805	(630)
FTSE/JSE Top 40 Index	25	December 2017	925,806	(2,276)
FTSE/MIB Index	6	December 2017	802,464	9,060
Gasoline RBOB*	11	November 2017	735,042	(5,325)
German Stock Index	4	December 2017	1,512,597	32,562
Gold 100 Oz*	20	December 2017	2,569,600	(31,732)
Hang Seng China Enterprises Index	20	October 2017	1,396,129	(9,528)
Hang Seng Index	11	October 2017	1,937,279	23
IBEX 35 Index	2	October 2017	244,204	(517)
KOSPI 200 Index	22	December 2017	1,525,363	28,185
Lead*	19	November 2017	1,183,225	59,262
Lean Hogs*	58	December 2017	1,390,840	3,157
Live Cattle*	14	December 2017	645,400	27,611
Long Gilt	29	December 2017	4,813,978	(65,221)
Low Sulfur Gas Oil*	16	November 2017	867,600	42,446
MSCI Taiwan Stock Index	49	October 2017	1,885,030	(1,837)
Nickel*	13	November 2017	815,763	(140,356)
NY Harbour ULSD*	6	November 2017	456,120	682
OMXS 30 Index	31	October 2017	622,957	18,092
Russell 2000 Mini Index	30	December 2017	2,239,500	101,117
S&P/Toronto Stock Exchange 60 Index	11	December 2017	1,619,828	26,689
SGX MSCI Singapore Index	94	October 2017	2,493,015	12,864
SGX Nifty 50 Index	99	October 2017	1,940,994	(24,806)
Soybean Oil*	49	December 2017	964,908	(57,301)
Tokyo Price Index	9	December 2017	1,339,702	87,328
Zinc*	16	November 2017	1,267,300	(2,635)

			$54,761,075	$44,910

See accompanying Notes to Schedules of Investments

Futures Contracts Sold:

		Expiration	Notional	Value and Unrealized
Description	Contracts	Date	Value	Gain/(Loss)
10 Year Australia Treasury Bond	61	December 2017	$6,078,754	$51,175
10 Year Canada Bond	50	December 2017	5,421,759	58,355
10 Year Japan Government Bond	1	December 2017	1,336,148	4,174
10 Year Korea Bond	68	December 2017	7,293,666	59,446
10 Year U.S. Treasury Note	7	December 2017	877,187	5,785
Brent Crude*	5	December 2017	283,950	(15,149)
Cocoa*	78	December 2017	1,593,540	(54,154)
Coffee ‘C’*	35	December 2017	1,680,656	229,353
Corn*	106	December 2017	1,882,825	(11,617)
Euro-BTP	1	December 2017	159,509	(132)
Euro-OAT	20	December 2017	3,667,203	15,781
Natural Gas*	45	November 2017	1,353,150	20,405
Silver*	11	December 2017	917,180	25,177
Soybean*	48	November 2017	2,323,800	(6,350)
Soybean Meal*	13	December 2017	410,540	(17,068)
Sugar #11*	100	March 2018	1,579,200	74,699
Wheat*	79	December 2017	1,770,587	(50,057)
WTI Crude Oil*	41	November 2017	2,118,469	(129,664)

			$40,748,123	$260,159

* All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Equity Swap Agreements - Long Positions:
Counterparty	Floating Rate Index^	Fixed Rate	Maturity Date	Notional Value	Unrealized Gain/(Loss)
Goldman Sachs International	Sao Paulo Stock Exchange Index (Bovespa)	N/A*	10/19/2017	$965,972	$22,756

^ Fund pays or receives a payment based on the change in market appreciation/depreciation of the listed floating rate index and such payment is settled when the positions are fully, and/or partially closed.

* Fund pays an upfront commission of 0.07% of the notional value when entering into equity swap agreement.

Allocation of Portfolio Holdings:	Notional Value	Percent of Total Derivative Exposure
Risk Exposure
Commodity Risk	$31,426,321	32.6%

Equity Risk	35,611,699	36.9%

Interest Rate Risk	29,437,150	30.5%

Total	$96,475,170	100.0%

See accompanying Notes to Schedules of Investments

Salient MF Trust

Notes to Schedules of Investments (Unaudited)

September 30, 2017

1. ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2017, the Trust is comprised of four funds. The accompanying Schedules of Investments are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations

Salient Adaptive Growth Fund	Adaptive Growth Fund	July 9, 2012

Salient MLP & Energy Infrastructure Fund	MLP Energy Fund	September 19, 2012

Salient Tactical Plus Fund	Tactical Plus Fund	December 15, 2014

Salient Trend Fund	Trend Fund	January 2, 2013

Adaptive Growth Fund, MLP Energy Fund, and Trend Fund, are each classified as non-diversified under the 1940 Act. Tactical Plus Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, and Class I shares. Additionally, MLP Energy Fund offers R6 shares and Tactical Plus Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares, Class F shares and Class R6 Shares of the Funds.

Adaptive Growth Fund’s investment objective is to seek long term capital appreciation by constructing a portfolio that invests primarily in futures contracts and other financially-linked derivatives, as well as individual securities, exchange-traded funds (“ETFs”) and exchange traded notes (“ETNs”) in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets. MLP Energy Fund’s investment objective is to maximize total return (capital appreciation and income) by investing primarily in securities of Master Limited Partnerships (“MLPs”) and Energy Infrastructure Companies. Tactical Plus Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. Trend Fund’s investment objective is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures by constructing a portfolio that invests both long and short primarily in futures contracts, equities, debt instruments, ETFs, ETNs and other financially-linked derivatives and instruments in order to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Advisor”) for Adaptive Growth Fund, Trend Fund, and Tactical Plus Fund and Salient Capital Advisors, LLC (“SCA”) for MLP Energy Fund to manage each Fund’s portfolio and operations. Salient Advisor is a Texas limited partnership that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “ CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National

Futures Association. Under the Investment Management Agreement, Salient Advisor and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Advisor”) serves as the subadvisor to Tactical Plus Fund.

Salient Adaptive Growth Offshore Fund, Ltd. (the “Adaptive Growth Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. Adaptive Growth Subsidiary is wholly-owned by Adaptive Growth Fund, and is therefore consolidated in Adaptive Growth Fund’s consolidated financial statements. Adaptive Growth Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. Adaptive Growth Fund invests in Adaptive Growth Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Adaptive Growth Fund” includes both Adaptive Growth Fund and Adaptive Growth Subsidiary. As of September 30, 2017, net assets of Adaptive Growth Fund are $50,301,721 of which $2,463,415 or 4.9% represented the Fund’s ownership of all issued shares and voting rights of Adaptive Growth Subsidiary.

MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). MLP Subsidiary, which was wholly-owned by MLP Energy Fund, and therefore consolidated in MLP Energy Fund’s consolidated financial statements, was organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation until its liquidation in September 2014. MLP Energy Fund invested in MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both MLP Energy Fund and MLP Subsidiary. In July, 2014, SCA made the decision to liquidate MLP Subsidiary and simultaneously transfer the investments held to MLP Energy Fund. The orderly liquidation was completed on September 2, 2014. As such, MLP Energy Fund is presented on an individual fund basis.

Tactical Plus Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. Trend Subsidiary is wholly-owned by Trend Fund, and is therefore consolidated in Trend Fund’s consolidated financial statements. Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. Trend Fund invests in Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both Trend Fund and Trend Subsidiary. As of September 30, 2017, net assets of Trend Fund are $23,055,685 of which $13,469,954 or 58.4% represented the Fund’s ownership of all issued shares and voting rights of Trend Subsidiary.

For convenience, reference to the Schedules of Investments shall include those consolidated and on an individual fund basis, as the context requires.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedules of Investments reflect the financial positions of Adaptive Growth Fund and Adaptive Growth Subsidiary, Trend Fund and Trend Subsidiary and the results of their operations, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. MLP Energy Fund and Tactical Plus Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains and losses on sales of securities are reported using the specific identification cost basis. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(d) PORTFOLIO VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has authorized Salient Advisor and SCA to each establish a valuation committee (the “Advisor Valuation Committee”), which includes representatives from each Fund’s investment advisor. The Advisor Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by Salient Advisor, SCA, or ALPS Fund Services, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the board. As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the board. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Advisor Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Advisor Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask price of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Swaptions are traded on an over-the-counter market, and are generally valued using quotations from an approved independent pricing service. If no such quotation is available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swaption) and an attempt is made to obtain at least one other broker quote on the valuation date. If there is a significant discrepancy between the counterparty and the other available broker quote, the Advisor will attempt to obtain third party pricing service information if available. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such swaptions in good faith using information that is available at such time. Such fair valued swaptions are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as equity swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Advisor Valuation Committee, in consultation with the Administrator or the advisor, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. MLP Energy Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

As of September 30, 2017, MLP Energy Fund did not hold restricted securities.

(h) SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

(i) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As of September 30, 2017, no Funds held securities sold short.

(j) USE OF ESTIMATES

The Schedules of Investments have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the Schedules of Investments and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(k) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

Forward Foreign Currency Exchange Contracts: Adaptive Growth Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

Futures: Adaptive Growth Fund, Tactical Plus Fund, and Trend Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

Options Writing/Purchasing: MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Tactical Plus Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. Adaptive Growth Fund may purchase and write options, including swaptions, as part of its investment strategy.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.

Swap Agreements: As of September 30, 2017, Adaptive Growth Fund and Trend Fund invested in swap agreements in accordance with their investment objectives to gain exposure to a variety of nontraditional risk premiums.

A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

(l) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to MLP Energy Fund, SCA has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, MLP Energy Fund is not currently subject to registration or regulation as commodity pools under the CEA.

With respect to Adaptive Growth Fund and Trend Fund, Salient Advisor has not renewed, or with respect to Tactical Plus Fund, made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Advisor meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

3. FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3—investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended September 30, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value and there were no transfers between Levels 1, 2 or 3.

The following is a summary categorization of the Funds’ investments based upon the inputs utilized in determining the value of such investments as of September 30, 2017. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

	Level 1		Level 2		Total

Fund Name	Investment Securities	Other Financial Instruments(a)	Investment Securities	Other Financial Instruments(a)	Investment Securities	Other Financial Instruments(a)

Adaptive Growth Fund

Swaptions	$ -	$-	$9,670,752	$-	$9,670,752	$-
Futures Contracts	-	(489,032)	-	-	-	(489,032)
Equity Swap Agreements	-	-	-	74,938	-	74,938
Forward Foreign Currency Exchange Contracts	-	-	-	(87,723)	-	(87,723)

Total	$ -	$(489,032)	$9,670,752	$(12,785)	$9,670,752	$(501,817)

MLP Energy Fund
Master Limited Partnerships and Related Companies	$1,439,686,348	$-	$-	$-	$1,439,686,348	$-
Convertible Preferred Stocks	5,242,671	-	-	-	5,242,671	-
Written Options	-	(460,601)	-	-	-	(460,601)

Total	$1,444,929,019	$(460,601)	$-	$-	$1,444,929,019	$(460,601)

Tactical Plus Fund
Exchange-Traded Funds	$ 5,682,121	$-	$-	$-	$5,682,121	$-
Purchased Options	36,538	-	-	-	36,538	-
Money Market Fund	21,154,185	-	-	-	21,154,185	-
Written Options	-	(375)	-	-	-	(375)
Futures Contracts	-	190,630	-	-	-	190,630

Total	$ 26,872,844	$190,255	$-	$-	$26,872,844	$190,255

Trend Fund

Futures Contracts	$-	$305,069	$-	$-	$-	$305,069
Equity Swap Agreements	-	-	-	22,756	-	22,756

Total	$-	$305,069	$-	$22,756	$-	$327,825

(a) Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts, swap agreements, securities sold short and written options. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

4. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the nine months ended September 30, 2017, MLP Energy Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below.

The purchases, sales, dividend income, realized capital gains, change in unrealized appreciation/depreciation, shares and value of investment of MLP Energy Fund in affiliated companies for the nine months ended September 30, 2017 were as follows:

MLP Energy Fund

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 09/30/17	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation
Master Limited Partnerships and Related Companies
Enbridge Energy Management LLC	4,036,989	555,552(a)	(125,005)	4,467,536	$69,068,107	$-	$(1,754,846)	$(36,581,497)
NRG Yield, Inc., Class A*	1,758,161	-	(1,018,019)	740,142	14,040,494	-(b)	708,556	3,973,931

Total					$83,108,601	$-	$(1,046,290)	$(32,607,566)

(a) Included within the Gross Purchases amount is 294,592 shares related to distribution in-kind stock dividend transactions.

(b) MLP Energy Fund received $1,135,655 of dividend income from the security during the nine months ended September 30, 2017. MLP Energy Fund estimated that approximately 100% of the dividend income received would be treated as return of capital.

* Security no longer met the definition of an affiliated company as of September 30, 2017.

5. RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

(b) CONCENTRATION RISK

MLP Energy Fund’s investment portfolio is concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on MLP Energy Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that MLP Energy Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, MLP Energy Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

(f) EXCHANGE-TRADED FUND RISK

The Funds may invest in exchange-traded funds. Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Funds pay more than net asset value (“NAV”) for an ETF when making a purchase) or discount (creating the risks that the Funds’ NAV is reduced for undervalued ETFs they hold, and that the Funds receive less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that an ETF may not be able to replicate exactly the performance of the index it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Fund invests may incur expenses not incurred by the applicable index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match its performance. To the extent that the Funds invest in ETFs, there will be some duplication of expenses because the Funds would bear their pro-rata portion of such ETFs’ advisory fees and operational expenses.

Item 2 – Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salient MF Trust

By:	/s/ John A. Blaisdell
John A. Blaisdell Principal Executive Officer

Date:	11/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell Principal Executive Officer

Date:	11/27/2017

By:	/s/ Barbara H. Tolle
Barbara H. Tolle Principal Financial Officer

Date:	11/27/2017